EXHIBIT 99.2

Annual Meeting of
Shareholders
May 16, 2012
Exhibit 99.2

Greg Williams

George Newbill

Austin Brockenbrough
William Gottwald
Richard Morrill

Greg Williams

Nancy Taylor

Today’s Discussion

Tredegar Stock Performance
Percentage Change Since May 1, 2011

$13.92

Kevin O’Leary

Bonnell Safety Trend

Total Recordable Incident Rate
Lost Time Incident Rate

Films Safety Trend

Source: Bureau of Labor Statistics (NAICS Code 326)
*

($ millions)
Cash generated from operations funded nearly
40% of the Terphane acquisition
13
Tredegar Corporation
2011 Financial Overview - Net (Debt) Cash
2011 Activity
2010
2011

Annual
First Quarter

Terphane Strategic Fit
Delivering on our Acquisition Strategy

Terphane Market Dynamics
Global PET Capacity Utilization

➢ The industry was near peak capacity utilization in 2011
➢ Industry projections for PET growth are strong
Capacity expansion is essential to Terphane’s business strategy

Financial Overview
Terphane Transaction Overview

Purchase Price Summary
1. Based on Terphane’s historical financials
2. Acquired on October 24, 2011
We priced the transaction knowing that the business
was coming off peak earnings of an economic cycle
Purchase Price (net of cash acquired)		$183MM
	EBITDA	Multiple
2010	29.0	6.3
2011	38.4	4.8

Financial Overview
New Revolving Credit Facility

Tredegar’s strong balance sheet and new $350MM
credit line supports our growth strategy

Nancy Taylor

Challenges Affecting our Films Performance

Lower demand causing intense
price pressure
Surface Protection

Addressing Challenges in Films

Challenges Affecting our Films Performance

Very low growth rates for personal care products
in mature markets
Growth in emerging markets coming from new
consumers of value segment products
Personal Care

Addressing Current Challenges

Bonnell Aluminum
Volume/Operating Profit Trends

Bonnell’s Success Story
Experience with Confidence

Bonnell Aluminum
Strategy

Excellence
Innovation
Leadership
Operational
Excellence

Tredegar Corporation
Our Strategy - We are Committed to Profitable Growth

Tredegar Corporation
Our Vision

Inspiring confidence by delivering long-term value to
all of our stakeholders by:

Q&A

Tredegar
CORPORATION



Tredegar
CORPORATION





Tredegar
CORPORATION

Tredegar
CORPORATION



Tredegar

CORPORATION



Recent financial performance

Challenges we are facing

Actions underway to address challenges

Bonnell's success in operational excellence

Tredegar CORPORATION

Forward-Looking Statements

Certain statements contained in today's presentation are forward-looking statements. Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended December 31, 2011, and in our most recent quarterly report on Form 10-Q, both of which are on file with the SEC.

This presentation contains non-GAAP financial measures including diluted earnings per share from ongoing operations and net debt. These measures are described and reconciled to GAAP measures in this presentation, the appendix of the 2011 Annual Report and/or our first-quarter 2012 earnings press release, which are incorporated herein by reference. These documents and additional information are available on the company's website at www.tredegar.com under "Investor Relations."

Tredegar CORPORATION



$26.29
$13.97
30.0
20.0
10.0
-
(10.0)
(20.0)
(30.0)
(40.0)
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Tredegar Corporation
S&P 600 Index
Russell 2000 Index

Tredegar CORPORATION

Tredegar
CORPORATION




12
10
8
6
4
2
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011



16
14
12
10
8
6
4
2
0
1995
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Total Recordable Incident Rate
Lost Time Incident Rate
Industry Average (TRIR)

Tredegar CORPORATION

Financial Overview

Challenging economic conditions continue

2011 results varied across our businesses

Strong cash flow from operations

Terphane acquisition – delivering on our acquisition strategy

New credit agreement provides flexibility

Tredegar CORPORATION

Adjusted EBITDA
Ongoing Operations



($ millions)
107
18
89
98
1
97
106
5
105
(4)
109
12
99
(2)
2008
2009
2010
2011
Film Products
Bonnell
Other

Film Products

Top-line volume down in surface protection and personal care

Terphane acquired in late 2011

Bonnell Aluminum

Higher EBITDA driven by volume increase of 14% and continued success of cost reduction initiatives

Other Segment

Includes Falling Springs & Bright View

Adjusted EBITDA Up $3MM in 2011

Adjusted EBITDA = operating profit from ongoing operations plus depreciation and amortization, excludes corporate overhead allocation

Tredegar CORPORATION


73
72
(16)
(181)
(6)
2
(56)
Cash from Operations
Capex
Acquisition
Dividends
Other

Tredegar CORPORATION

Diluted Annual Earnings Per Share

Ongoing Operations ($)



.89
.89
.21
.24
2010
2011
1Q 11
1Q 12

Tredegar CORPORATION

New products – food packaging

Emerging market growth – Latin America

Complementary technology

Manufacturing leader

Customer diversification


TERPHANE



Tredegar CORPORATION


K tons
5,000
4,000
3,000
2,000
1,000
0
78%
79%
84%
86%
84%
88%
87%
78%
74%
77%
2005
2006
2007
2008
2009
2010
2011E
2012F
2013F
2014F
Capacity
Production
Utilization Rates

Source: PCI 2011 BOPET report

Tredegar
CORPORATION

New credit line upsized to $350 million

Term extended to 5 years at lower rates

Expansion feature provides access up to $425 million



Tredegar CORPORATION

Tredegar
CORPORATION



Consumer spending habits affecting demand for premium products

Lower demand for high-end TVs

Growth in hand-held devices like tablets and Smartphones

Surface Protection

- Broadening product offerings for LCD market
- Identifying next generation needs and accelerating new product introductions

Consumer spending habits affecting demand for premium products

Shift towards value segment products

Tredegar Corporation

Addressing Challenges in Films

Identifying opportunities in emerging markets

- Leveraging existing resources to deliver and accelerate our strategy
- Recent successes in Asian market

Accelerating pace of innovation

- Deploying best practices from other disciplines

Broadening our product offerings in surface protection and personal care

Identifying opportunities in emerging markets

Accelerating pace of innovation

Tredegar CORPORATION



185
156
136
92
95
108
$18
$17
$10
($7)
($4)
$3
2006
2007
2008
2009
2010
2011
Ongoing Operating Profit (MM$)
Volume (MM lbs)

Tredegar CORPORATION

BONNELL
ALUMINUM

Experience with Confidence



Tredegar
CORPORATION

Grow profitably

Reduce concentration in building and construction

Pursue acquisition opportunities

Drive strong cash performance

Tredegar
CORPORATION

Tredegar Corporation

Building on our Strengths



Tredegar
CORPORATION

Tredegar's growth strategy is to realize greater market and customer diversification by growing organically and through acquisitions and by leveraging our core competencies

Tredegar CORPORATION

Growing profitably in our target markets

Passionately pursuing operational excellence, innovation and leadership

Promoting global citizenship

Embracing the talents of our people

Tredegar CORPORATION

Tredegar
CORPORATION